UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4888

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	5/31/12

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

Dreyfus

Short-Intermediate

Government Fund

SEMIANNUAL REPORT May 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Financial Futures
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus Short-Intermediate
Government Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the six-month period from December 1, 2011, through May 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. government securities with short to intermediate maturities achieved modestly positive returns, on average, primarily due to a rally later in the reporting period when economic concerns sparked a renewed flight to quality among investors. Indeed, 10-year U.S.Treasury securities ended the reporting period with yields near historical lows as longer-term interest rates declined.

Despite recent weakness in employment data, we believe that trends in many of the more economically sensitive areas of the U.S. economy remain favorable. For example, in the automobile industry, new cars offer improved gas mileage, the average age of the auto fleet is old, and credit is widely available at a time when household debt-service ratios have dropped sharply. Even residential construction has moved into a sustainable uptrend, in our opinion, as homebuilders have seen a rise in orders. On the other hand, net exports may prove to be a slight drag since the economy in the United States is stronger than in many of its trading partners. On the whole, we expect near-trend growth in the U.S. economy for the remainder of 2012.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2011, through May 31, 2012, as provided by Theodore W. Bair, Jr., Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended May 31, 2012, Dreyfus Short-Intermediate Government Fund achieved a total return of –0.10%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 0.22%.2

Although improving economic fundamentals caused prices of U.S. government securities to fall early in the reporting period, disappointing employment data and a worsening European debt crisis later prompted investors to return to traditional safe havens, erasing previous losses.The fund produced a lower return than its benchmark, mainly due to focus on shorter-term maturities in an effort to mitigate market volatility.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”). These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. The fund generally maintains an effective duration of approximately three years or less.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Flat Returns Masked Heightened Market Volatility

Most U.S. financial markets were in the midst of a strong rally at the start of the reporting period, as investors responded positively to a recovering U.S. economy and what seemed to be credible measures by European policymakers to address the region’s sovereign debt crisis. Consequently, investors grew more tolerant of risks, and they shifted their attention away from U.S. government securities and other traditional safe havens, which lost value. Instead, investors turned to riskier assets, such as stocks and higher yielding bonds.

However, new developments in the spring of 2012 called the sustainability of these positive influences into question.The U.S. labor market’s rebound slowed substantially as the public sector shed jobs and the private sector’s employment gains proved more anemic than expected.Austerity measures designed to relieve fiscal pressures in Europe were resisted by voters during elections in France, Greece and Germany, endangering the region’s economic prospects.These threats to global growth and geopolitical stability caused U.S. government securities to gain value, offsetting losses posted earlier in the reporting period. However, gains were more pronounced for long-term bonds than among short-term securities, and the Index ended the reporting period close to where it began.

Defensive Posture Dampened Relative Performance

In light of elevated market volatility, we generally maintained a cautious approach during the reporting period, including an emphasis on U.S. government securities with maturities in the five-year range.This focus on shorter term maturities helped shelter the fund from the full brunt of market turbulence but dampened its participation in market rallies. However, we maintained the fund’s average duration in a range we considered to be in line with market averages, enabling us to place greater emphasis on our security selection strategy.

In an effort to boost current income in a low interest-rate environment, we emphasized U.S. government agency debentures, particularly those with provisions for early redemption.The fund also held overweighted exposure to collateralized mortgage obligations (CMOs), which offered higher yields than traditional mortgage pass-through securities. Nonetheless, the benefits of these positions were not enough to fully balance shortfalls stemming from our interest-rate strategies.

Seeking to Prudently Enhance Returns

As of the reporting period’s end, we have remained cautious with regard to the macroeconomic environment. Market volatility is likely to remain elevated over the near term as investors react to headlines trumpeting each new twist and turn in Europe’s struggles. In the United States, recently mixed economic data has raised questions about the possibility of additional measures from the Federal Reserve Board to boost market liquidity and stimulate economic growth.The U.S. presidential election and continued Congressional gridlock also have added a degree of uncertainty to the investment climate.

Therefore, we have maintained the fund’s generally defensive stance, including a focus on shorter maturities.We have attempted to boost returns through our security selection strategy, including an emphasis on callable agency debentures and mortgage-backed securities that, in our judgment, provide competitive levels of current income and high levels of credit quality. Finally, we may tactically adjust the fund’s average duration to take advantage of opportunities presented by interest-rate volatility. In our judgment, these are prudent strategies in a challenging market environment.

June 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years)
Index is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Index returns do not reflect fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from December 1, 2011 to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2012

Expenses paid per $1,000†	$4.05
Ending value (after expenses)	$999.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2012

Expenses paid per $1,000†	$4.09
Ending value (after expenses)	$1,020.95

† Expenses are equal to the fund’s annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2012 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—97.7%	Rate (%)	Date	Amount ($)			Value ($)
U.S. Government Agencies—19.7%
Federal Home Loan Bank,
Bonds	0.42	5/23/14	2,000,000			1,999,620
Federal Home Loan Bank,
Bonds	0.50	5/15/14	2,000,000	[a]		2,000,108
Federal Home Loan Bank,
Bonds	3.63	10/18/13	4,500,000			4,707,194
Federal Home Loan Mortgage Corp.,
Notes	0.38	10/30/13	2,500,000	[b]		2,507,830
Federal Home Loan Mortgage Corp.,
Notes	0.80	4/19/13	2,000,000	[b]		2,008,902
Federal Home Loan Mortgage Corp.,
Notes	3.75	6/28/13	3,000,000	[b]		3,116,106
Federal National Mortgage
Association, Notes	0.70	5/29/15	2,000,000	[b]		1,999,918
Federal National Mortgage
Association, Notes, Ser. 1	1.00	11/7/14	2,000,000	[b]		2,004,402
Federal National Mortgage
Association, Notes	1.05	10/22/13	2,000,000	[b]		2,019,854
Federal National Mortgage
Association, Unscd. Notes	1.10	4/29/15	2,000,000	[b]		2,005,044
Federal National Mortgage
Association, Notes	1.13	9/17/13	1,385,000	[b]		1,399,123
Federal National Mortgage
Association, Notes	2.75	3/13/14	2,000,000	[b]		2,086,756
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	832,404			907,463
US Central Federal Credit,
Gov’t Gtd. Notes	1.90	10/19/12	1,300,000			1,308,134
						30,070,454
U.S. Government Agencies/
Mortgage-Backed—17.6%
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/14			285,318	[b]		291,979
REMIC, Ser. 3574, Cl. AC,
1.85%, 8/15/14			433,136	[b]		435,743
Structured Pass-Through
Secs., Ser. T-7, Cl. A6,
7.03%, 8/25/28			10,184		[b,c]	10,158

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)			Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
4.50%, 11/1/14	253,632	[b]		271,950
5.50%, 9/1/14—4/1/16	238,858	[b]		260,023
REMIC, Ser. 2002-83,
Cl. DH, 5.00%, 9/25/17	331,296	[b]		336,520
Whole Loan, Ser. 2001-W2,
Cl. AF6, 6.59%, 10/25/31	995,696		[b,c]	1,121,228
Government National Mortgage Association I:
Ser. 2012-078, Cl. A, 1.45%, 6/29/47	2,000,000			2,017,578
Ser. 2012-55, Cl. A, 1.70%, 8/16/33	1,994,551			2,024,008
Ser. 2012-70, Cl. A, 1.73%, 5/16/42	1,000,000			1,014,050
Ser. 2012-46, Cl. AB, 1.77%, 11/16/38	1,996,375			2,030,111
Ser. 2011-47, Cl. A, 2.07%, 4/16/32	2,026,996			2,060,684
Ser. 2010-159, Cl. A, 2.16%, 1/16/33	1,735,024			1,766,772
Ser. 2011-96, Cl. AB, 2.16%, 11/16/36	1,637,088			1,673,529
Ser. 2012-44, Cl. A, 2.17%, 4/16/41	998,436			1,028,719
Ser. 2010-100, Cl. A, 2.35%, 6/16/50	1,880,653			1,913,604
Ser. 2012-53, Cl. AC, 2.38%, 12/16/43	1,996,915			2,072,018
Ser. 2012-58, Cl. A, 2.50%, 1/16/40	2,000,000			2,076,020
Ser. 2010-16, Cl. AB, 2.68%, 5/16/33	1,063,333			1,081,023
Ser. 2009-27, Cl. A, 3.28%, 7/16/37	625,657			646,239
Ser. 2006-42, Cl. A, 3.30%, 10/16/29	11,320			11,315
Ser. 2005-90, Cl. A, 3.76%, 9/16/28	518,064			529,535
Ser. 2009-37, Cl. AB, 4.02%, 3/16/37	499,066			518,997
Ser. 2006-30, Cl. A, 4.18%, 4/16/28	274,783			278,381
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	676,365			680,880
Ser. 2009-4, Cl. AB, 4.80%, 11/16/37	609,119			637,960
Ser. 2006-32, Cl. A, 5.08%, 1/16/30	64,766			64,966
				26,853,990
U.S. Treasury Notes—60.4%
0.25%, 2/15/15	3,000,000	[a]		2,992,968
0.38%, 11/15/14	13,000,000	[a]		13,020,319
0.50%, 8/15/14	15,000,000	[a]		15,069,150
0.63%, 7/15/14	15,000,000	[a]		15,106,650
1.25%, 3/15/14	15,000,000	[a]		15,265,440
2.00%, 11/30/13	15,000,000	[a]		15,391,410
2.25%, 5/31/14	15,000,000	[a]		15,588,285
				92,434,222
Total Bonds and Notes
(cost $148,846,074)				149,358,666

	Principal
Short-Term Investments—.0%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.08%, 7/12/12
(cost $9,999)	10,000[d]	10,000

Other Investment—2.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,178,535)	3,178,535[e]	3,178,535
Total Investments (cost $152,034,608)	99.8%	152,547,201
Cash and Receivables (Net)	.2%	241,233
Net Assets	100.0%	152,788,434

a Security, or portion thereof, on loan.At May 31, 2012, the value of the fund’s securities on loan was $66,966,033 and the value of the collateral held by the fund was $68,400,005, consisting of U.S. Government and Agency securities.
b The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Variable rate security—interest rate subject to periodic change.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)	Value (%)
U.S. Government & Agencies	97.7	Short-Term/Money Market Investment 2.1
		99.8
† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES

May 31, 2012 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 5/31/2012	($)
Financial Futures Long
U.S. Treasury 2 Year Notes	15	3,306,094	September 2012	1,875

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2012 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $66,966,033)—Note 1(b):
Unaffiliated issuers	148,856,073	149,368,666
Affiliated issuers	3,178,535	3,178,535
Receivable for investment securities sold		5,128,856
Dividends, interest and securities lending income receivable		281,382
Receivable for shares of Beneficial Interest subscribed		2,089
Receivable for futures variation margin—Note 4		703
Prepaid expenses		19,945
		157,980,176
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		91,906
Cash overdraft due to Custodian		1,423
Payable for investment securities purchased		5,024,464
Payable for shares of Beneficial Interest redeemed		13,798
Accrued expenses		60,151
		5,191,742
Net Assets ($)		152,788,434
Composition of Net Assets ($):
Paid-in capital		169,105,401
Accumulated undistributed investment income—net		699,178
Accumulated net realized gain (loss) on investments		(17,530,613)
Accumulated net unrealized appreciation (depreciation)
on investments (including $1,875 net unrealized
appreciation on financial futures)		514,468
Net Assets ($)		152,788,434
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		14,354,468
Net Asset Value, offering and redemption price per share ($)		10.64

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2012 (Unaudited)

Investment Income ($):
Income:
Interest	588,283
Income from securities lending—Note 1(b)	13,980
Dividends;
Affiliated issuers	1,295
Total Income	603,558
Expenses:
Management fee—Note 3(a)	390,561
Shareholder servicing costs—Note 3(b)	158,205
Professional fees	38,148
Registration fees	15,843
Prospectus and shareholders’ reports	10,357
Custodian fees—Note 3(b)	7,304
Trustees’ fees and expenses—Note 3(c)	3,351
Loan commitment fees—Note 2	530
Miscellaneous	10,519
Total Expenses	634,818
Less—reduction in fees due to earnings credits—Note 3(b)	(144)
Net Expenses	634,674
Investment (Loss)—Net	(31,116)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	222,225
Net realized gain (loss) on financial futures	1,988
Net Realized Gain (Loss)	224,213
Net unrealized appreciation (depreciation) on investments	(320,950)
Net unrealized appreciation (depreciation) on financial futures	1,640
Net Unrealized Appreciation (Depreciation)	(319,310)
Net Realized and Unrealized Gain (Loss) on Investments	(95,097)
Net (Decrease) in Net Assets Resulting from Operations	(126,213)
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2012	Year Ended
	(Unaudited)	November 30, 2011
Operations ($):
Investment income (loss)—net	(31,116)	723,636
Net realized gain (loss) on investments	224,213	1,309,118
Net unrealized appreciation
(depreciation) on investments	(319,310)	(1,110,683)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(126,213)	922,071
Dividends to Shareholders from ($):
Investment income—net	(454,947)	(1,306,023)
Net realized gain on investments	(691,244)	(702,167)
Total Dividends	(1,146,191)	(2,008,190)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	9,402,590	24,574,344
Dividends reinvested	982,895	1,844,577
Cost of shares redeemed	(22,037,278)	(55,420,877)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(11,651,793)	(29,001,956)
Total Increase (Decrease) in Net Assets	(12,924,197)	(30,088,075)
Net Assets ($):
Beginning of Period	165,712,631	195,800,706
End of Period	152,788,434	165,712,631
Undistributed investment income—net	699,178	1,185,241
Capital Share Transactions (Shares):
Shares sold	878,989	2,286,143
Shares issued for dividends reinvested	92,157	171,493
Shares redeemed	(2,058,538)	(5,151,568)
Net Increase (Decrease) in Shares Outstanding	(1,087,392)	(2,693,932)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
May 31, 2012			Year Ended November 30,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	10.73	10.80	10.84	10.72	10.50	10.40
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.04	.10	.24	.34	.44
Net realized and unrealized
gain (loss) on investments	(.01)	.02	.02	.17	.24	.09
Total from Investment Operations	(.01)	.06	.12	.41	.58	.53
Distributions:
Dividends from
investment income—net	(.03)	(.08)	(.16)	(.29)	(.36)	(.43)
Dividends from net realized
gain on investments	(.05)	(.05)	—	—	—	—
Total Distributions	(.08)	(.13)	(.16)	(.29)	(.36)	(.43)
Net asset value, end of period	10.64	10.73	10.80	10.84	10.72	10.50
Total Return (%)	(.10)[c]	.51	1.16	4.01	5.49	5.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81[d]	.81	.78	.73	.78	.77
Ratio of net expenses
to average net assets	.81[d]	.81	.78	.73	.77	.76
Ratio of net investment income (loss)
to average net assets	(.04)[d]	.42	.96	2.22	3.25	4.19
Portfolio Turnover Rate	116.35[c]	147.33	100.24	138.34	108.58	182.51
Net Assets, end of period
($ x 1,000)	152,788	165,713	195,801	223,563	211,955	182,382

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S.Treasury Bills) and financial futures, are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	3,178,535	—	—	3,178,535
U.S. Government
Agencies/
Mortgage Backed	—	56,924,444	—	56,924,444
U.S. Treasury	—	92,444,222	—	92,444,222
Other Financial
Instruments:
Futures†	1,875	—	—	1,875

† Amount shown represents unrealized appreciation at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended May 31, 2012,The Bank of New York Mellon earned $7,528 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended May 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	11/30/2011	($)	Purchases ($)	Sales ($)	5/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	5,218,540		39,599,823	41,639,828	3,178,535		2.1

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended November 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $16,707,773 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2011. If not applied, $10,456,595 of the carryover expires in fiscal 2012, $2,852,882 expires in fiscal 2013, $2,906,276 expires in fiscal 2014 and $492,020 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2011 was as follows: ordinary income $2,008,190. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2012, the fund did not borrow under the Facilities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2012, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2012, the fund was charged $61,155 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency and cash management services for the fund. During the period ended May 31, 2012, the fund was charged $39,574 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2012, the fund was charged $7,304 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2012, the fund was charged $3,431 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $144.

During the period ended May 31, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $64,804, custodian fees $3,450, chief compliance officer fees $2,652 and transfer agency per account fees $21,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended May 31, 2012, amounted to $181,295,688 and $195,335,406, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counter-party credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at May 31, 2012 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2012:

Value ($)
Interest rate futures contracts	3,306,676

At May 31, 2012, accumulated net unrealized appreciation on investments was $512,593, consisting of $560,630 gross unrealized appreciation and $48,037 gross unrealized depreciation.

At May 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

Ticker Symbol: DSIGX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short-Intermediate Government Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	July 24, 2012

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)